Exhibit 10.21

500 Expressway Drive South
Brentwood, NY 11717
Phone: 631.231.4600
Fax: 631.404.3899
www.medical-action.com

June 14, 2012

Mr. Eric Liu
[_____________]
[_____________]

Dear Eric,

As approved by Paul D. Meringolo, CEO & President, and the Board of Directors, I am providing you with a summary of your Fiscal Year 2013 compensation program as an Executive Officer and member of the Executive Leadership Team:

•	Base Salary - $12,500 bi-weekly (Subject to applicable taxes)
•	Bonus Opportunity at 50% of base upon achievement of $12.7M in Operating Income
•	20,000 Restricted Shares granted upon achievement of $15M in Operating Income

Your leadership and dedication to our Values in Action will allow us to achieve our goals in FY’13.  Please sign and return this document to me at your earliest convenience.

Sincerely,

/s/ Laurie Darnaby
Laurie Darnaby, SPHR
Vice President of Human Resources

/s/ Eric Liu                                                                                                                                                      06/22/2012
Eric Liu, Vice President of Operations &                                                                                                   Date
Business Development